Exhibit 10.1

SECOND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Waiver”), dated as of March      , 2010, by and among TRICO MARINE SERVICES, INC., a Delaware corporation (the “Borrower”), TRICO MARINE ASSETS INC., a Delaware corporation (“Trico Assets”), as a Guarantor, and TRICO MARINE OPERATORS, INC., a Louisiana corporation (“Trico Operators”), as a Guarantor, the Lenders party hereto (each, a “Lender” and, collectively, the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, Trico Assets, Trico Operators, the Lenders from time to time party thereto, and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of August 29, 2008, and amended by (i) the First Amendment to Credit Agreement, dated as of March 10, 2009, (ii) the Second Amendment to Credit Agreement dated as of May 8, 2009, (iii) the Third Amendment to Credit Agreement dated as of May 14, 2009, (iv) the Fourth Amendment and Consent to Credit Agreement dated as of July 31, 2009, (v) the Fifth Amendment to Credit Agreement dated as of August 5, 2009, (vi) the Sixth Amendment to Credit Agreement dated as of October 30, 2009, (vii) the Seventh Amendment to Credit Agreement dated as of December 22, 2009, (viii) the Eighth Amendment to Credit Agreement dated as of January 15, 2010 and (ix) the Ninth Amendment and Waiver to Credit Agreement dates as of March 15, 2010 (the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to provide a waiver in respect of Section 10.08 of the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed;

A.	Waiver to the Credit Agreement

1. Notwithstanding anything to the contrary contained in Section 10.08 of the Credit Agreement, each of the undersigned Lenders hereby waives the requirement set forth in such Section that the Borrower will not permit the Consolidated Leverage Ratio on March 31, 2010 to be greater than 11.00 to 1.00.

B.	Miscellaneous Provisions

1. In order to induce the Lenders to enter into this Waiver, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Waiver Effective Date (as defined herein) before or after giving effect to this Waiver and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Waiver Effective Date both before and after giving effect to this Waiver, with the same effect as though such representations and warranties had been made on and as of the Waiver Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Waiver is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

4. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Waiver shall become effective on the date (the “Waiver Effective Date”) when the Borrower, the Guarantors and the Required Lenders shall have signed a counterpart hereof (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip (facsimile number: 212-354-8113 / email: myip@whitecase.com).

6. From and after the Waiver Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

7. The Borrower and each Guarantor as debtor, grantor, pledgor or assignor, or in any other similar capacity in which the Borrower or the Guarantors grant liens or security interests in their respective property or otherwise act as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (ii) to the extent the Borrower or any Guarantor granted liens on or security interests in any of its property pursuant to any such Credit Document as security for the Borrower or any Guarantor’s Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grants of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. The Borrower and each Guarantor hereby consents to this Waiver and acknowledges that each of the Credit Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as otherwise provided herein, the execution of this Waiver shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations.

*     *     *

IN WITNESS WHEREOF, the undersigned have caused this Waiver to be duly executed and delivered as of the date first above written.

TRICO MARINE SERVICES, INC.

By:

Name:
Title:

TRICO MARINE ASSETS INC.

By:

Name:
Title:

TRICO MARINE OPERATORS, INC.

By:

Name:
Title:

Signature page to Trico $50mm Second Waiver

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent

By:

	Name:	Martin Lunder
	Title:	Senior Vice President

By:

	Name:	Martin Kahm
	Title:	Vice President

Signature page to Trico $50mm Second Waiver

SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRICO MARINE SERVICES, INC., TRICO MARINE ASSETS INC., TRICO MARINE OPERATORS, INC., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

UNICREDIT BANK AG (f/k/a BAYERISCHE HYPO- UND VEREINSBANK), as a Lender

By:

Name:
Title:

Signature page to Trico $50mm Second Waiver

SIGNATURE PAGE TO THE WAIVER TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG TRICO MARINE SERVICES, INC., TRICO MARINE ASSETS INC., TRICO MARINE OPERATORS, INC., VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

NORDEA BANK NORGE ASA, CAYMAN ISLANDS BRANCH, as a Lender

By:

	Name:	Martin Lunder
	Title:	Senior Vice President

By:

	Name:	Martin Kahm
	Title:	Vice President

Signature Page to Trico $50mm Second Waiver